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         SUPPLEMENT NO. 1 dated August 15, 2001

TO       PROSPECTUS dated May 1, 2001

FOR      STATE STREET RESEARCH NEW YORK TAX-FREE FUND
         A SERIES OF STATE STREET RESEARCH TAX-EXEMPT TRUST

AVAILABILITY OF SHARES;
PROPOSED REORGANIZATION

After August 31, 2001, shares of the State Street Research New York Tax-Free Fund will be available only to existing shareholders of the fund through reinvestment of dividends and distributions, additional investments or exchanges.

A Special Meeting of Shareholders of the New York Tax-Free Fund has been tentatively scheduled for February 2002. At this meeting, shareholders will be asked to consider and approve an Agreement and Plan of Reorganization between the fund and the State Street Research Tax-Exempt Fund.

If the proposal is approved by the shareholders of the New York Tax-Free Fund, the Tax-Exempt Fund would acquire substantially all of the assets and liabilities of the fund. As a result of this transaction, shareholders of the New York Tax-Free Fund would receive in exchange for shares of the fund, shares of the corresponding class of the Tax-Exempt Fund with an aggregate value equivalent to the aggregate net asset value of their New York Tax-Free Fund investment at the time of the transaction. The transaction is conditioned upon the receipt of an opinion of counsel to the effect that the transaction would be free from Federal income taxes to the shareholders of the New York Tax-Free Fund.

                                                                  NYTF-4366-0801
                                                 Control Number: (exp0502)SSR-LD
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